UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 13, 2012

BROADCAST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 8.01. OTHER EVENTS

On August 13, 2012, the Registrant extended until January 31, 2013 its Statement of Work contract with its largest customer to provide its technology and digital signage services to approximately 2,500 of the client’s more than 6,000 retail and administrative locations throughout North America.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)           None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2012.

BROADCAST INTERNATIONAL, INC.
a Utah corporation

By:	/s/ Rod Tiede
Name:	Rod Tiede
Title:	President

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